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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

             AMENDMENT NO. 1 TO FORM 8-K DATED DECEMBER 27, 1999

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    DECEMBER 27, 1999
                                                    -----------------

                           INSCI-STATEMENTS.COM, CORP.
              ----------------------------------------------------
              Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 ---------------------------------------------
                 (State of other jurisdiction of incorporation)


1-12966                                         06-1302773
-------------------                             ------------------------------
Commission File No.                             I.R.S. Employer Identification


TWO WESTBOROUGH BUSINESS PARK,
WESTBOROUGH, MA                                     01581
-------------------------------------               ---------------
Address of principal executive offices              Zip Code


(508) 870-4000
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Registrant's telephone number,
including area code
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The Registrant ("Company") supplements its Form 8-K Report filed on December 27, 1999 with respect to the acquisition of all of the issued and outstanding Common Stock by the Company of Internet Broadcasting Company, Inc. ("IBC"). The Company, supplementally submits the Financial Statements of IBC as of June 30, 1999 and June 30, 1998 and related consolidated statements of operations, changes in stockholders' equity (deficit) and cash flows for the years then ended and for the period from August 23, 1996 (inception) to June 30, 1999, and the related pro forma and supplemental financial statements.

     EXHIBITS

         (1)  Financial Statements of IBC (as stated above).

         (2) Pro forma financial information as of September 30, 1999 and for the years ended March 31, 1999 and 1998 and for the six months ended September 30, 1999.

         (3) Supplemental financial statements of INSCI as of March 31, 1999 and September 30, 1999 and for the years ended March 31, 1999 and 1998 and for the six months ended September 30, 1999 and 1998.

         (4) Copy of Stock Purchase Agreement by and between the Company and Stockholders of IBC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Westborough, MA
       January 12, 2000
                                            INSCI-STATEMENTS.COM, CORP.
                                            --------------------------------
                                            (Registrant)

                                             ROGER KUHN
                                             --------------------------------
                                             Chief Financial Officer